UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2010

PENGRAM CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52626	68-0643436
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1200 Dupont Street, Suite 2J
Bellingham, WA		98225
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(360) 255-3436

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 21, 2010, Pengram Corporation (the "Company") entered into a second extension agreement (the "Second Extension Agreement") with Bako Resources Inc. ("Bako") whereby Bako agreed to extend the due date of a non-interest bearing promissory note in the amount of CDN $70,000 payable to Bako from December 31, 2009 to February 15, 2010. In consideration of the extension, the Company issued to Bako 10,000 shares of the Company's common stock.

The promissory note was initially issued as part consideration for the Company's acquisition of the Clisbako Property under the terms of the purchase agreement dated December 16, 2008 between the Company and Bako.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

On January 21, 2010, in consideration of the Second Extension Agreement described in Item 1.01 herein, the Company issued 10,000 shares of its common stock to Bako. These shares were issued pursuant to Regulation S promulgated under the Securities Act of 1933 (the " Securities Act") on the basis of representations provided by Bako that it is not a “U.S. Person” as that term is defined in Regulation S of the Securities Act.

SECTION 7 – REGULATION FD DISCLOSURE

ITEM 7.01         REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 to this report, and incorporated by reference herein, is the Company's news release disseminated on January 21, 2010 announcing that the directors of the Company have approved proceeding with an exploration program including the drilling of the main targets on the Clisbako Property consisting of 10 contiguous mineral claims covering approximately 8,370 acres, 80 miles west of Quesnel, British Columbia.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit Number	Description of Exhibit

10.1	Purchase Agreement dated December 16, 2008 between the Company and Bako Resources Inc.(1)

10.2	Extension Agreement dated July 23, 2009 between the Company and Bako Resources Inc.(2)

10.3	Second Extension Agreement dated January 21, 2010 between the Company and Bako Resources Inc.

99.1	News release dated January 21, 2010.

(1)	Previously filed as an exhibit to our Current Report on Form 8-K filed on December 22, 2008.
(2)	Previously filed as an exhibit to our Current Report on Form 8-K filed on July 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENGRAM CORPORATION

Date: January 25, 2010
	By:	/s/ Richard W. Donaldson

RICHARD W. DONALDSON
President and Chief Executive Officer